Exhibit 10.6

AMENDMENT NO. 2 TO

REVOLVING CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 2 (the “Amendment”) is made and entered into as of December 13, 2002 by and between Countrywide Warehouse Lending (“Lender”) and Encore Credit Corp. (“Borrower”). This Amendment amends that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of May 13, 2002 (as may be amended from time to time, the “Credit Agreement”).

R E C I T A L S

Lender and Borrower have previously entered into the Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Credit Agreement shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

New Section - Section 10.11 Repayment of Borrower Obligations. The following new section, numbered Section 10.11 and titled “Repayment of Borrower Obligations,” shall be added to the Credit Agreement:

“Notwithstanding anything contained in this Agreement to the contrary, except for a direct payment from an Investor for a Pledged Mortgage Loan pursuant to Section 4.6 hereof, Borrower shall not cause, or enter into any agreement which would cause, a third party to pay any obligations of Borrower hereunder, including, without limitation, causing a third party to repay any Advance made hereunder; provided, however, that Borrower may, upon the prior written consent of Lender, which such consent may be withheld In Lender’s sole and absolute discretion, cause a warehouse lender or similar credit provider to repay on behalf of Borrower the Advance related to a Noncompliant Mortgage Loan that (a) is non-compliant because such loan exceeded its Maximum Dwell Time and (b) there are no other Noncompliant Mortgage Loans which have exceeded the Maximum Dwell Time longer than such loan.”

2.	No Other Amendments. Other than as expressly modified and amended herein, the Credit Agreement shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Credit Agreement.

3.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		ENCORE CREDIT CORP.

By:	/s/ Thomas C. Williams	By:	/s/ Steve Holder
	Signature		Signature
Name:	Thomas C. Williams	Name:	Steve Holder
Title:	President	Title:	Chairman